Exhibit 10.30

AMENDMENT NO. 8 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 8 (this “Amendment No. 8”) is entered into as of May 16, 2013, by and among SMP MOTOR PRODUCTS LTD., a corporation amalgamated under the laws of Canada (“Borrower”), STANDARD MOTOR PRODUCTS, INC., a New York corporation (“SMP” and together with Borrower, each individually a “Credit Party”, and collectively, “Credit Parties”), HSBC BANK CANADA (“HSBC”), the lenders who are party from time to time to the Credit Agreement including HSBC (“Lenders”), GE CANADA FINANCE HOLDING COMPANY, a Nova Scotia unlimited liability company, for itself, as Lender, and in its capacity as agent for the Lenders (“Agent”), and GE CAPITAL MARKETS, INC., as Lead Arranger and Bookrunner.

BACKGROUND

Credit Parties, Agent and Lenders are parties to a Credit Agreement dated as of December 29, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Agent and Lenders provide Borrower with certain financial accommodations.

Borrower has requested that Agent and Lenders make certain amendments to the Loan Agreement, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Definitions.  All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2.             Amendment to Loan Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

(a)           Annex A to the Loan Agreement is hereby amended as follows:

(i)       By adding the following defined terms in appropriate alphabetical order:

“Amendment No. 8” means that certain Amendment No. 8 to Credit Agreement dated as of May 16, 2013 by and among Credit Parties, Agent, and Lenders.

“Amendment No. 8 Effective Date” means the date upon which the conditions precedent contained in Section 4 of Amendment No. 8 have been satisfied.

“Amendment No. 8 Fee Letter” means that certain fee letter, dated May 16, 2013 by and among Agent and Credit Parties.

“Initial Amortizing Availability” shall mean (x) 50% of the Fair Market Value of any Eligible Real Estate owned by Borrower as of the Amendment No. 8 Effective Date, plus (y) 85% of the Net Orderly Liquidation Value of any Eligible Equipment owned by Borrower as of the Amendment No. 8 Effective Date, determined by reference to an appraisal conducted after the Amendment No. 8 Effective Date with respect thereto which shall be in form and substance and prepared by appraisers reasonably satisfactory to Agent.  Initial Amortizing Availability shall not be available until Agent shall have received the appraisals referred to above and all other documents required pursuant to the definition of Eligible Real Estate and Eligible Equipment owned by Borrower as of the Amendment No. 8 Effective Date.

“Permitted Discretion” means a determination made in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.

(ii)       By amending the following definitions as set forth below:

(A)     The term “Commitment Termination Date” is amended by deleting the text “2015” appearing therein and inserting the text “2018” in place thereof.

(B)      The definition of “Borrowing Base” is amended by deleting the words “reasonable credit judgment” contained in the last paragraph of such section and inserting the words “Permitted Discretion” in place thereof.

(C)      The definition of “Cores NOLV Rate” is amended by adding the words “in its Permitted Discretion” after the word “Agent” in such definition.

(D)      The definition of “Eligible Real Estate” is amended by (x) deleting the words “sole discretion” contained in clause (b)(x) of such definition and inserting the words “Permitted Discretion” in place thereof and (y) amending the introductory language in clause (a) of such definition to provide as follows:

“Mortgages covering all of such real estate (including without limitation any amendment thereto requested by Agent pursuant to Section 5.11 of the US Credit Agreement) together with”

(E)      The definition of “Raw Materials NOLV Rate” is amended by adding the words “in its Permitted Discretion” after the word “Agent” in such definition.

(F)      The definition of “Reserves” is amended by (x) deleting the words “reasonable credit judgment” contained in clause (f) of such definition and inserting the words “Permitted Discretion” in place thereof and (y) deleting the words “credit judgement” contained in the last sentence of such definition and inserting the words “business judgment” in place thereof.

(iii)      By amending the following defined terms in their entirety to provide as follows:

“Additional Amortizing Availability” means (i) up to the lesser of (x) US$750,000 or (y) the sum of (a) as to Eligible Real Estate purchased by Borrower after the Amendment No. 8 Effective Date, fifty percent (50%) of the Fair Market Value (or the Equivalent Amount in Dollars) of such Eligible Real Estate and (b) as to Eligible Equipment purchased by Borrower after the Amendment No. 8 Effective Date, 85% of the Net Orderly Liquidation Value (or the Equivalent Amount in Dollars) of such Eligible Equipment as set forth in the most recent appraisal prepared by an independent appraisal firm acceptable to Agent in its Permitted Discretion; provided, however, that Borrowing Availability arising solely under this clause (i)(y) shall not exceed 50% of the total Borrowing Availability less (ii) one-twentieth of the amount determined under clause (i) for each full Fiscal Quarter occurring after the purchase of such Eligible Real Estate or Eligible Equipment, as the case may be.

“Amortizing Availability” means (A) the Initial Amortizing Availability minus the product of one-twenty fourth of the amount determined under the definition of Initial Amortizing Availability and the number of full Fiscal Quarters that have occurred since the Amendment No. 8 Effective Date, plus (B) the Additional Amortizing Availability, minus (C) an amount equal to (i) 50% of the Fair Market Value of any Eligible Real Estate as of the Amendment No. 8 Effective Date or the date it is purchased by Borrower or 85% of the Net Orderly Liquidation Value of any Eligible Equipment as of the Amendment No. 8 Effective Date or the date it is purchased by Borrower, which is the basis of Amortizing Availability, and which is subject to a loss, sale, destruction or other disposition, less (ii) the product of (I) (x) in the case of Eligible Real Estate or Eligible Equipment included in Amortizing Availability pursuant to clause (A) above, one-twenty fourth of the amount determined under the preceding clause (i) or (y) in the case of Eligible Real Estate or Eligible Equipment included in Amortizing Availability pursuant to clause (B) above, one-twentieth of the amount determined under the preceding clause (i), and (II) the number of full Fiscal Quarters that have occurred since the Amendment No. 8 Effective Date or the purchase of such Eligible Real Estate or Eligible Equipment to the date of such loss, sale, destruction or other disposition, as the case may be.  In no event, at any time, shall the amount included in Amortizing Availability based upon the Fair Market Value of Eligible Real Estate exceed 50% of such Amortizing Availability. Notwithstanding the foregoing, in the event that the Reloading Accordion option is exercised under the US Credit Agreement, (a) clause (A) of the definition of “Amortizing Availability” shall mean the sum of (i) 50% of the Fair Market Value of the Eligible Real Estate as set forth on the Reloading Appraisal, plus (ii) 85% of the Net Orderly Liquidation Value of the Eligible Equipment as set forth on the Reloading Appraisal, minus (iii) one-twentieth of the sum of subclauses (i) and (ii) of this sentence commencing with the Fiscal Quarter ending immediately following the effective date of the Reloading Accordion and (b) subclause (C)(ii) of the definition of “Amortizing Availability” shall mean the product of one-twentieth of the amount determined under the subclause (C)(i) and the number of full Fiscal Quarters that have occurred since the effective date of the Reloading Appraisal or the purchase of such Eligible Real Estate or Eligible Equipment to the date of such loss, sale, destruction or other disposition, as the case may be.

(b)           Section 1.1(a) is hereby amended by deleting the words “reasonable credit judgment” contained in the sixth sentence of such section and inserting the words “Permitted Discretion” in place thereof.

(c)           Section 1.9(a) of the Loan Agreement is amended by adding the following sentence to the end of such section:

“Borrower shall pay the Fees specified in the Amendment No. 8 Fee Letter to be payable by the Borrower at the times specified for payment therein.”

(d)           Section 3.17(b) of the Loan Agreement is amended by deleting such section in its entirety and inserting “Intentionally Omitted.” in place thereof.

(e)           Section 5.1 is hereby amended by adding the following clause (l) to the end of Section 5.1:

“(l) the references to “Mortgages”, “Obligations” and “this Agreement” in Section 5.11 therein shall be read as references to “Mortgages”, “Obligations” and “this Agreement” as defined herein.”

(f)           Annex H of the Loan Agreement is amended by deleting the second to last line of such Annex and inserting the following in place thereof:

“Account No.:                                           ”

(g)           Annex I of the Loan Agreement is amended in its entirety to read as set forth on Annex I attached hereto.

(h)           Annex J of the Loan Agreement is amended in its entirety to read as set forth on Annex J attached hereto.

3.             Joinder.  HSBC has agreed to provide a $666,666.67 Commitment as of the Amendment No. 8 Effective Date.  Upon the Amendment No. 8 Effective Date, Agent, Lenders, Credit Parties and HSBC hereby agree that HSBC shall thereupon become a “Lender” party to the Loan Agreement, and shall thereafter be bound by and derive all the benefits of and assume all the obligations of a Lender under all of the terms and conditions which apply to a Lender under the Loan Agreement. Each Credit Party hereby acknowledges that it shall have a direct obligation to HSBC pursuant to the terms of the Loan Agreement.   Upon the Amendment No. 8 Effective Date, each of the Lenders (including HSBC) shall hold Commitments as set forth on Annex J to the Loan Agreement.

4.             Conditions of Effectiveness.  This Amendment No. 8 shall become effective upon satisfaction of the following conditions precedent:

(a)           Agent shall have received four (4) copies (or such fewer copies as Agent may request) of this Amendment No. 8 executed by Credit Parties and Lenders,

(b)           Agent shall have received a true and accurate copy of the Amendment No. 3 to the US Credit Agreement and evidence that the conditions to the effectiveness thereof shall have been met;

(c)           Agent shall have received two (2) fully executed copies of the Amendment No. 8 Fee Letter and payment of the fees required to be paid by Borrower on the Amendment No. 8 Effective Date pursuant thereto;

(d)           Agent shall have received one (1) executed Term Note (as such term is defined as of the Amendment No. 5 Effective Date) in favor of HSBC in form and substance satisfactory to Agent; and

(e)           Agent shall have received such other certificates, instruments, documents, agreements and opinion of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

5.             Representations and Warranties.  Each Credit Party hereby represents and warrants as follows:

(a)           this Amendment No. 8 and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Credit Parties and are enforceable against Credit Parties in accordance with their respective terms;

(b)           the representations and warranties contained in the Loan Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date; provided that, if a representation and warranty is qualified as to materiality, the materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this certification;

(c)           no Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment No. 8; and

(d)           no Credit Party has any defence, counterclaim or offset with respect to the Loan Agreement.

6.             Effect on the Loan Agreement.

(a)           Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to “this Agreement”, “hereunder,” “hereof,” “herein” or words of like import shall mean and be referenced to the Loan Agreement as amended hereby.

(b)           Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment No. 8 shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

7.             Governing Law.  This Amendment No. 8 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

8.             Headings.  Section headings in this Amendment No. 8 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 8 for any other purpose.

9.             Counterparts; Facsimile.  This Amendment No. 8 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by PDF or facsimile transmission shall be deemed to be an original signature hereto.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Amendment No. 8 has been duly executed as of the day and year first written above.

SMP MOTOR PRODUCTS LTD.

By:
Name:
Title:

The following Persons are signatories to this Amendment No. 8 in their capacity as Credit Parties and not as Borrower.

STANDARD MOTOR PRODUCTS, INC.

By:
Name:
Title:

[Additional Signature Page to Follow]

Signature Page to Amendment No. 8 to SMP Canadian Credit Agreement

GE CANADA FINANCE HOLDING COMPANY, as Agent and Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., by its Canada Branch as Co-Syndication and Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., Toronto Branch

By:
Name:
Title:

[Additional Signature Page to Follow]

Signature Page to Amendment No. 8 to SMP Canadian Credit Agreement

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA

By:
Name:
Title:

Signature Page to Amendment No. 8 to SMP Canadian Credit Agreement

HSBC BANK CANADA

By:
Name:
Title:

Signature Page to Amendment No. 8 to SMP Canadian Credit Agreement

ANNEX I (Section 11.10)
to
CREDIT AGREEMENT

NOTICE ADDRESSES

(A)           If to Agent or GE Capital, at:

GE Canada Finance Holding Company
c/o GE Commercial Finance
201 Merritt 7-3rd Floor
Norwalk, CT 06856-5201

Attention:            Account Manager
Telecopier:          (203) 956-4240
Telephone:          (203) 956-3640

General Electric Capital Corporation
201 Merritt 7 – 3rd Floor
Norwalk, CT  06856-5201

Attention:            Corporate Counsel – Corporate Financial Services
Telecopier:          (203) 956-4001
Telephone:          (203) 956-4383

(B)           If to Borrower, at:

SMP Motor Products Ltd.
c/o Standard Motor Products, Inc.
37-18 Northern Blvd.
Long Island City, NY  11101

Attention:            Treasurer
Telecopier:          (718) 784-3284
Telephone:          (718) 392-0200

with copies to:

SMP Motor Products Ltd.
c/o Standard Motor Products, Inc.
37-18 Northern Blvd.
Long Island City, NY  11101

Attention:            Vice President, General Counsel and Secretary
Telecopier:          (718) 784-3284
Telephone:          (718) 392-0200

Annex I - 1

(B)           If to a Lender, at the corresponding address below:

HSBC Bank Canada
1 HSBC Center
Buffalo, New York 14203
Attention:            Eric Nicotera
Facsimile:             (917) 229-4228
Telephone:          (716) 841-5712

JPMorgan Chase Bank, N.A., Toronto Branch
277 Park Avenue, 22nd Floor
NY1-L275
New York, New York 10172
Attention:            Nisha Gupta
Facsimile:             (646) 534-2274
Telephone:          (212) 270-0558

Wells Fargo Capital Finance Corporation Canada
2450 Colorado Avenue, Suite 300W
Santa Monica, California 90404
Attention:            Nima Rassouli
Facsimile:             (877) 302-2416
Telephone:          (310) 453-8293

Bank of America, N.A., Canada Branch
225 Franklin Street
Boston, Massachusetts 02110
Attention:            Matthew O’Keefe
Facsimile:             (312) 453-4415
Telephone:          (614) 346-1196

Annex I - 2

ANNEX J (from Annex A - Commitments definition)

to

CREDIT AGREEMENT

Commitments	Lenders

$1,633,333.33	Bank of America, N.A., Canada Branch

$2,337,500.00	Wells Fargo Capital Finance Corporation Canada

$958,333.33	JPMorgan Chase Bank, N.A., Toronto Branch

$666,666.67	HSBC Bank Canada

$4,404,166.67	GE Canada Finance Holding Company.

Annex J - 1